UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Leases

The information appearing in Item 2.01 of this Current Report is incorporated by reference herein and made a part of this Item 1.02.

On March 10, 2014, BioMarin Pharmaceutical Inc. (the “Company”) completed the purchase of the facility described in Item 2.01 of this Current Report. Prior to purchasing the facility, the Company was subject to two leases relating to office space within the facility: (i) the Lease Agreement entered into on January 6, 2012 between the Company and SR Corporate Center Phase Two, LLC (the “Phase Two Seller”) for 770 Lindaro Street, San Rafael, California (the “770 Lindaro Lease”) and (ii) the Lease Agreement entered into on January 6, 2012 between the Company and the Phase Two Seller for 790 Lindaro Street, San Rafael, California (the “790 Lindaro Lease” and together with the 770 Lindaro Lease, the “Leases”). Accordingly, upon completion of the purchase of the facility, the Leases were effectively terminated.

The foregoing descriptions of the Leases are qualified in their entirety by reference to the full text of the 770 Lindaro Lease and the 790 Lindaro Lease, copies of which were filed as Exhibits 10.34 and 10.35 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 10, 2014, the Company completed its acquisition of that certain office complex and vacant land commonly known as the San Rafael Corporate Center, located in the City of San Rafael, County of Marin, California (the “SRCC”) from the Phase Two Seller and SR Corporate Center Phase One, LLC (the “Phase One Seller” and together with the Phase Two Seller, the “Sellers”) pursuant to the Contract of Purchase and Sale and Joint Escrow Instructions, dated as of December 17, 2013, by and among the Company, through its wholly-owned subsidiary, and the Sellers (the “Agreement”). The Agreement was previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2013. The total consideration paid for the SRCC pursuant to the Agreement was $116,500,000.

As noted in Item 1.02 of this Current Report, the Company leased from the Sellers and currently occupies approximately 40% of the SRCC, which the Company uses as its global headquarters. Other than with respect to the Agreement and the Leases, there is no material relationship among the Company or any of its affiliates and the Sellers.

The foregoing descriptions of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 10.68 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: March 13, 2014	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel